SUBSEQUENT EVENTS (Details 3) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
SUBSEQUENT EVENTS
Future cash inflows	$ 6,198,100	$ 3,889,900
Future production costs	(2,617,830)	(1,638,400)
Future development costs	0	0
Future income tax expense	0	0
Future net cash flows	3,580,270	2,251,500
10% annual discount for estimated timing of cash flows	(1,692,970)	(993,500)
Standardized measure of DFNCF	$ 1,887,300	$ 1,258,000